EXHIBIT 32.1


                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the filing by Forme Capital, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending October 31, 2003 (the "Report"), I, Danny Wettreich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operation of the Company.







                                               /s/ Danny Wettreich
                                               ---------------------------------
                                               Danny Wettreich
                                               Chief Executive Officer


Dated:  December 17, 2003